Exhibit 99.1

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Independent Auditor’s Report and

Consolidated and Combined Financial Statements

Years Ended December 31, 2009 and 2008

PROGRESSIVE HEALTH, LLC AND AFFILIATES

TABLE OF CONTENTS

Page
Number

Independent Auditors’ Report	1

Consolidated and Combined Balance Sheets	2 - 3

Consolidated and Combined Statements of Income	4

Consolidated and Combined Statements of Cash Flows	5 - 6

Notes to Consolidated and Combined Financial Statements	7 – 15

Independent Auditors' Report

To The Members Of

Progressive Health, LLC and Affiliates
Englewood Cliffs, New Jersey

We have audited the accompanying consolidated and combined balance sheets of Progressive Health, LLC and Affiliates (a limited liability company) (the Company) as of December 31, 2009 and 2008, and the related consolidated and combined statements of income and cash flows for the years then ended.  These consolidated and combined financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audits.  We did not audit the financial statements of West Palm Beach MRI, LLC as of December 31, 2008 and for the year then ended, which statements reflect total assets of $369,631 as of December 31, 2008 and total revenues of $1,300,350 for the year then ended.  That statement was audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for West Palm Beach MRI, LLC for 2008, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated and combined financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated and combined financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Progressive Health, LLC and Affiliates as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.

Hackensack, New Jersey
October 19, 2010

75 ESEX STREET, SUITE 200, HACKENSACK, NJ 07601     201.487.7744     FAX: 201.487.8848     E-MAIL: tc@tccpa.net     www.tccpa.net

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Balance Sheets
December 31, 2009 and 2008

ASSETS

	2009	2008
Current Assets:
Cash and cash equivalents	$572,663	$530,933
Accounts receivable (net of allowances for contractual discounts of $4,866,972 and $2,843,298 and uncollectible accounts of $5,190,787 and $3,860,356, respectively)	7,029,737	5,954,634
Prepaid expenses and other current assets	216,596	149,694
Total current assets	7,818,996	6,635,261

Property and Equipment:
Medical diagnostic equipment	7,500,743	7,394,631
Office equipment	82,700	62,473
Computer equipment	556,093	529,027
Leasehold improvements	2,072,131	1,205,496
Vehicles	24,793	24,793
Furniture and fixtures	22,894	23,282
	10,259,354	9,239,702
Less: Accumulated depreciation	6,099,842	6,347,325
Total property and equipment - net	4,159,512	2,892,377

Other Assets:
Goodwill	208,418	-
Other receivables	39,492	186,079
Deposits and other assets	133,910	203,537
Total other assets	381,820	389,616

Total Assets	$12,360,328	$9,917,254

See Independent Auditor’s Report and Notes to Consolidated and Combined Financial Statements

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Balance Sheets (continued)
December 31, 2009 and 2008

LIABILITIES & MEMBERS' EQUITY

	2009	2008
Current Liabilities:
Accounts payable	$267,011	$197,946
Accrued expenses	573,916	419,010
Ambulatory fees payable	759,404	633,296
Management fees payable	562,932	381,055
Radiology fees payable	420,130	384,406
Line of Credit	573,000	-
Capital lease obligations - current portion	907,931	612,443
Total current liabilities	4,064,324	2,628,156

Long Term Liabilities:
Capital lease obligations - net of current portion	2,535,949	1,390,610

Commitments and Contingencies

Members' Equity:
Members' equity	4,582,348	4,884,881
Non-controlling interest	1,177,707	1,013,607
Total members' equity	5,760,055	5,898,488

Total Liabilities and Members' Equity	$12,360,328	$9,917,254

See Independent Auditor’s Report and Notes to Consolidated and Combined Financial Statements

PROGRESSIVE HEALTH, LLC AND AFFILIATES
Consolidated and Combined Statements of Income
Years Ended December 31, 2009 and 2008

	2009	2008
Revenues:
Patient service fees	$47,786,304	$36,857,192
Less: Contractual discounts	29,338,586	22,151,668
Total revenues	18,447,718	14,705,524

Operating Expenses:
Technical service payroll and related expenses	5,524,748	4,773,369
Radiology fees	2,482,556	1,314,205
Medical and film supplies	458,343	356,182
Rent expense	801,097	603,970
Equipment repairs and maintenance	863,553	699,072
Management fees	280,528	301,239
Provision for uncollectible accounts	1,245,633	882,064
Ambulatory care tax	452,337	367,631
General and administrative expenses	2,817,046	2,127,067
Depreciation	1,319,729	935,669
Total operating expenses	16,245,570	12,360,468
Income From Operations	2,202,148	2,345,056

Other Income (Expense):
Earnings from investment in limited liability company	-	-
Other income	33,358	101,259
Interest expense	(225,090)	(154,474)
Total Other Income (Expense)	(191,732)	(53,215)
Net Income	$2,010,416	$2,291,841

Less: Net income attributable to non-controlling interest	360,828	204,508

Net Income attribuatable to Progressive Health and Affiliates, L.L.C.	1,649,588	2,087,333

Members' Equity - Beginning of Year	4,884,881	5,430,753

Distributions to Members	(1,952,121)	(2,633,205)

Members' Equity - End of Year	$4,582,348	$4,884,881

See Independent Auditor’s Report and Notes to Consolidated and Combined Financial Statements

PROGRESSIVE HEALTH, LLC AND AFFILIATES
Consolidated and Combined Statements of Cash Flows
Years Ended December 31, 2009 and 2008

	2009	2008
Cash Flows From Operating Activities:
Net income	$1,649,588	$2,087,333
Adjustments to reconcile net income to net cash provided by operating activities -
Minority interests in net income of consolidated affiliates	360,828	204,508
Provision for uncollectible accounts	1,245,633	882,064
Depreciation	1,319,729	935,669
Changes in assets and liabilities -
(Increase) decrease in:
Accounts receivable	(1,925,308)	(295,429)
Prepaid expenses and other current assets	2,176	13,811
Deposits and other assets	69,627	(68,832)
Increase (decrease) in:
Accounts payable	(72,243)	20,421
Accrued expenses	141,643	(85,872)
Ambulatory fees payable	6,924	22,739
Management fees payable	181,877	115,072
Radiology fees payable	(18,646)	40,770
Net Cash Provided By Operating Activities	2,961,828	3,872,254

Cash Flows From Investing Activities:
Purchase of property and equipment	(431,125)	(331,316)
Distributions from limited liability company investment	-	88,531
Repayments from (loans to) related parties	(37,256)	(115,731)
Net Cash Used In Investing Activities	(468,381)	(358,516)

Cash Flows From Financing Activities:
Payments of capital lease obligations	(875,868)	(575,349)
Borrowings from (payments to) line of credit - net	573,000	-
Redemption of minority interest	(6,000)	-
Distributions to members including minority interests	(2,142,849)	(2,748,535)
Net Cash Used In Financing Activities	(2,451,717)	(3,323,884)

See Independent Auditor’s Report and Notes to Consolidated and Combined Financial Statements

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Statements of Cash Flows (Continued)
Years Ended December 31, 2009 and 2008

	2009	2008

Net Increase (Decrease) in Cash and Cash Equivalents	41,730	189,854

Cash and Cash Equivalents - Beginning of Year	530,933	341,079

Cash and Cash Equivalents - End of Year	$572,663	$530,933

Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for - Interest	$225,090	$154,474

Supplemental Disclosure of Non-cash Investing and Financing Activites:
Acquisition of medical equipment through capital lease obligations	$626,717	$-

See Independent Auditor’s Report and Notes to Consolidated and Combined Financial Statements

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements
December 31, 2009 and 2008

1.	General

East Bergen Imaging, LLC was the initial operating company and was formed in 1998.  Subsequently, Progressive Health, LLC and Affiliates (“the Company”) was formed to own and manage additional medical diagnostic imaging centers and provide consulting services.  The Company’s medical imaging centers are located in New Jersey and Florida.  East Bergen Imaging, LLC operates as an independent imaging center with common ownership.

2.	Summary of Significant Accounting Policies

A)	Principles of Consolidation and Combination –

The accompanying consolidated and combined financial statements include the accounts of the following consolidated subsidiaries of Progressive Health, LLC:

•	Progressive Medical Imaging of Hackensack, LLC
•	Progressive Medical Imaging of Union City, LLC
•	Progressive Medical Imaging of Englewood Cliffs, LLC
•	Progressive Medical Imaging of Bloomfield, LLC
•	Progressive Medical Imaging of Yonkers, LLC
•	Progressive Medical Imaging of Rutherford, LLC
•	Progressive X-Ray of Englewood, LLC
•	W.R.S. Enterprises, LLC
•	Medicab, LLC
•	West Palm Imaging, LLC
•	Bergen Regional, LLC
•	West Palm Beach MRI, LLC
•	Rutherford Imaging, LLC
•	Progressive X-Ray of Kearny, LLC

The financial statements also include the combined accounts of East Bergen Imaging, LLC, an affiliated entity which is controlled by the members of Progressive Health, LLC.

All inter-company transactions and balances have been eliminated.

(Continued)

See independent auditors' report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

2.	Summary of Significant Accounting Policies (Continued)

B)	Patient Service Revenues –

The patient service revenues consist of charges for magnetic resonance imaging (“MRI”), cat scans, x-ray, fluoroscopy, ultrasound, bone densitometry and other diagnostic services.  Such charges generally represent gross fees, which include the technical component of the charge for patient services for the facility and equipment usage, as well as the related radiologist fees.  Revenues are recorded at net realizable values, subject to contractual discounts.

C)	Cash and Cash Equivalents –

For the purpose of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

D)	Property and Equipment and Depreciation –

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the respective estimated service lives by use of the straight-line method over the estimated useful lives.  Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred.

E)	Leases –

Leases that meet certain criteria evidencing substantive ownership are capitalized and the related capital lease obligations are included in current and long-term liabilities.  Amortization and interest are charged to expense, with rent payments being treated as payments of the capital lease obligations.  All other leases are accounted for as operating leases, with rent payments being charged to expense as incurred.

F)	Goodwill –

For the year ended December 31, 2009, the Company applied the provisions of Accounting Standards Codification Topic 350, “Intangibles: Goodwill and Other” (“ASC 350”) to the goodwill recorded upon the acquisition of a controlling interest in Rutherford Imaging, LLC.  The consideration paid for the entity was in excess of the underlying fair value of the net assets at the date of acquisition (See Note 12).  The difference in the consideration paid and the underlying fair value of the net assets was recorded as goodwill and is subject to an annual impairment assessment.  If the goodwill is considered to be impaired, it will be written down to fair value and a corresponding impairment loss will be recognized.  During the year ended December 31, 2009, there was no change in the carrying amount of goodwill.

(Continued)

See independent auditors' report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

2.	Summary of Significant Accounting Policies (Continued)

G)	Income Taxes –

The Company is not subject to federal or state income taxes.  The members are taxed individually on their proportionate share of taxable income, whether or not distributed, and may be entitled to deduct their proportionate share of any losses.

Accounting Standards Codification Topic 740, “Income Taxes” (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  ASC 740 requires the evaluation of tax positions taken in the course of preparing the Company's tax returns to determine whether tax positions are “more likely-than-not” of being sustained by the applicable tax authority.  Tax benefits of positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.  The Company adopted ASC 740 effective January 1, 2009 and applied it to all open tax years as of the effective date.  The adoption had no material effect on the financial statements.  The Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2006.

H)	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Actual results could differ from those estimates.

I)	Reclassifications –

Certain accounts relating to the prior year have been restated to conform to the current year’s presentation.  The reclassifications have no effect on net income.

(Continued)

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

3.	Concentrations

The Company provides diagnostic services for patients through direct referrals from physicians, third party administrators and medical providers.

As of December 31, 2009 and 2008, the majority of the Company’s outstanding unsecured accounts receivable was due from insurance companies that provide health insurance coverage.  Payment of these receivables depends primarily upon the contractual arrangements with these third-party payers.

At times, the Company had cash deposits in excess of federally insured deposit limits.  As of December 31, 2009 and 2008, the Company’s uninsured cash balances were $ 268,937 and $516,942, respectively.

4.	Accounts Receivable

Accounts receivable generally represents charges for the technical component and outside physician radiology services.

Contractual discounts result when patient charges are generated under contractual arrangements with third-party insurance payers who do not pay full charges.  The difference between the Company's billing rates and the amount paid by the third-party payers, who contract for services, is a contractual discount.  Management writes off known contractual discounts at the time of service and provides for a reserve for any unknown discounts.

(Continued)

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

5.	Capital Lease Obligations

The Company leases certain medical equipment and leasehold improvements under capital and operating leases with a third-party lessor.

Capital lease obligations consist of the following:

	2009	2008

Lease payable in monthly installments of $38,454, including interest at 6.00%, maturing in August 2010, secured by equipment.	$300,823	$730,140

Lease payable in monthly installments of $19,890, including interest at 6.898%, maturing in September 2013, secured by equipment.	979,480	1,144,362

Lease payable in monthly installments of $2,200, including interest at 6.782%, maturing in October 2013, secured by equipment.	110,307	128,551

Lease payable in monthly installments of $4,145, including interest at 8.085%, maturing in September 2014, secured by equipment.	195,670	0

Lease payable in monthly installments of $30,000 for 18 months and $34,000 for 42 months, including interest at 6.00%, maturing in January 2014, secured by equipment.	1,446,911	0

Lease payable in monthly installments of $7,529, including interest at 6.514%, maturing in October 2019, secured by equipment.	410,689	0
	3,443,880	2,003,053
Less: Current portion	(907,931)	(612,443)
Long-Term Capital Lease Obligations	$2,535,949	$1,390,610

(Continued)

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

5.	Capital Lease Obligations (Continued)

Future minimum payments required under the equipment leases as of December 31, 2009 are as follows:

2010	$1,094,923
2011	822,100
2012	822,100
2013	1,007,597
2014	120,039
Thereafter	0
Total minimum lease payments	3,866,759
Less: Amount representing interest	(422,879)
Present Value of Minimum Lease Payments	$3,443,880

6.	Commitments and Contingencies

Facility Leases –

The Company leases the facilities for its diagnostic imaging centers and outside film storage facilities.  The leases provide for varying rents and terms and, in certain instances, contain renewal options and escalation clauses.  Rent expense for the years ended December 31, 2009 and 2008 amounted to $801,097 and $603,970, respectively.

Future minimum payments required under the facilities leases as of December 31, 2009 are as follows:

2010	$624,771
2011	560,004
2012	394,580
2013	297,080
2014	91,580
Thereafter	18,527
Total Future Minimum Facilities Lease Payments	$1,986,542

(Continued)

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

6.	Commitments and Contingencies (Continued)

Equipment Repairs and Maintenance –

The Company has entered into contracts for the maintenance of its medical diagnostic equipment.  Future minimum payments required under the contracts as of December 31, 2009 are as follows:

2010	$646,999
2011	574,603
2012	367,807
2013	269,130
2014	145,316
Thereafter	943,215
Total Future Minimum Maintenance Contracts Payments	$2,947,070

7.	Line of Credit

As of December 31, 2009 and 2008, the Company has a bank line of credit totaling $1,000,000 under which the Company can borrow at the rate of the LIBOR market index rate plus 1%.  The line expires on September 15th annually and was not renewed during 2010.  There was a balance outstanding of $573,000 at December 31, 2009, which was subsequently paid back during 2010, and there was no balance outstanding under this line of credit at December 31, 2008.

8.	Variable Interest Entities

The Financial Accounting Standards Board Accounting Standards Codification (“the Codification”) requires the consolidation of certain “variable interest entities” under generally accepted accounting principles.  “The Codification” may require the consolidation of “variable interest entities” that the Company does not own a controlling interest in. The following entities have been identified as variable interest entities that are required to be consolidated with the Company.

W.R.S. Enterprises, LLC – This entity provides financing for property and equipment purchased by Progressive Health, LLC and Affiliates.  It had total assets of $308,765 and, $291,807 at December 31, 2009 and 2008 and net income of $16,459 and $15,273 for the years ended December 31, 2009 and 2008, respectively.  The Company’s exposure to risk in connection with this entity relates to the entity’s potential need for capital to support its operations.

Medicab, LLC – This entity provides transportation services for Progressive Health, LLC and Affiliates.  It had total assets (not including amounts due from other centers) of $1,693 and $13,619 at December 31, 2009 and 2008 and a net loss of $43,954 and $42,477 for the years ended December 31, 2009 and 2008, respectively.  The Company’s exposure to risk in connection with this entity relates to the entity’s potential need for capital to support its operations.

(Continued)

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

9.	Related Party Transactions

The Company advanced funds to entities owned by the managing members of Progressive Health, LLC and East Bergen Imaging, LLC.  The total outstanding from these entities for the years ended December 31, 2009 and 2008 amounted to $25,856 and $5,942, respectively.  These advances are non-interest bearing and due on demand.

East Bergen Imaging, LLC pays management fees to Stellar Health, LLC and Medcon Consultants, Inc., which are entities owned by East Bergen Imaging, LLC’s managing members.  Such management fees amounted to $280,528 and $286,308 for the years ended December 31, 2009 and 2008, respectively.

10.	Retirement Plans

The Company has a qualified pension plan which covers substantially all employees meeting certain eligibility requirements.  Participants may contribute a portion of their compensation to the plan, up to the maximum amount permitted under Section 401(k) of the Internal Revenue Code.  The Company will match participant contributions equal to 50% of the first 2% that is contributed to the Plan.  For the years ended December 31, 2009 and 2008, matching employer contributions of $45,956 and $38,530, respectively, were made.

11.	Redemption of Members

During 2009 a non-controlling interest member of West Palm Imaging, LLC resigned and his membership interest was purchased by the Company.

12.	Acquisitions

On January 1, 2009, the Company acquired a 50% managing member interest in Rutherford Imaging, LLC for no consideration.  The results of Rutherford Imaging, LLC operations have been included in the financial statements since acquisition date.  The following table summarizes the estimated fair values of the net assets acquired on January 1, 2009, the date of acquisition.

Cash overdraft	$(872)
Accounts receivables	395,428
Prepaid and other receivables	91,578
Property and equipment	1,529,022
Accounts payable and other liabilities	(533,596)
Capital lease obligations	(1,689,978)
Goodwill	208,418
Total Estimated Fair Value of Net Assets	$-

(Continued)

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Consolidated and Combined Financial Statements (Continued)
December 31, 2009 and 2008

13.	Goodwill

As indicated in Note 12, on January 1, 2009, the Company acquired a 50% managing member interest in Rutherford Imaging, LLC, which resulted in $208,418 of goodwill.  For the year ended December 31, 2009, the Company applied the provisions of Accounting Standards Codification Topic 350, “Intangibles: Goodwill and Other” (“ASC 350”) to the goodwill recorded upon acquisition.  ASC 350 requires the Company to evaluate goodwill on an annual basis for potential impairment.  During the year ended December 31, 2009, there was no change in the carrying amount of goodwill.

14.	Subsequent Events

We have evaluated subsequent events from December 31, 2009 through October 19, 2010, the date of the financial statement issuance, for disclosure.  Subsequent to year end, the Company entered into the following transactions:

During 2010, the Company purchased non-controlling interests from members of Progressive Medical Imaging of Union City, LLC, West Palm Beach MRI, LLC and W.R.S. Enterprises, LLC.

During 2010, the Company and its remaining non-controlling interest holders sold the outstanding equity interests of Progressive Medical Imaging of Hackensack, LLC, Progressive Medical Imaging of Union City, LLC, Progressive Medical Imaging of Bloomfield, LLC, Progressive X-Ray of Englewood, LLC and Progressive X-Ray of Kearny, LLC to a third party.  Additionally, the same outside third party purchased the outstanding equity interests of East Bergen Imaging, LLC.  The imaging centers sold represent a substantial amount of the Company’s revenues and net income.

During 2010, the Company sold its 50% managing member interest in Rutherford Imaging, LLC to a third party.

See independent auditors’ report.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Unaudited Consolidated and Combined Financial Statements

September 30, 2010

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Balance Sheets

ASSETS

	September 30,	December 31,
	2010 (Unaudited)	2009 (Audited)

Current Assets:
Cash and cash equivalents	$1,172,427	$572,663
Accounts receivable (net of allowances for contractual discounts of $4,455,193 and $4,866,972, and uncollectible accounts of $6,534,920 and $5,190,787, respectively)	7,525,233	7,029,737
Prepaid expenses and other current assets	170,260	216,596
Total current assets	8,867,920	7,818,996

Property and Equipment:
Medical diagnostic equipment	7,539,336	7,500,743
Office equipment	87,982	82,700
Computer equipment	593,538	556,093
Leasehold improvements	2,092,526	2,072,131
Vehicles	24,793	24,793
Furniture and fixtures	26,450	22,894
	10,364,625	10,259,354
Less: Accumulated depreciation	7,150,594	6,099,842
Total property and equipment - net	3,214,031	4,159,512

Other Assets:
Goodwill	208,418	208,418
Other receivables	361,813	39,492
Deposits and other assets	90,485	133,910
Total other assets	660,716	381,820

Total Assets	$12,742,667	$12,360,328

See notes to consolidated and combined financial statements.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Balance Sheets

LIABILITIES & MEMBERS' EQUITY

	September 30,	December 31,
	2010 (Unaudited)	2009 (Audited)

Current Liabilities:
Accounts payable	$261,305	$267,011
Accrued expenses	742,132	573,916
Ambulatory fees payable	822,317	759,404
Management fees payable	799,308	562,932
Radiology fees payable	441,594	420,130
Line of Credit	0	573,000
Capital lease obligations - current portion	665,929	907,931
Total current liabilities	3,732,585	4,064,324

Long Term Liabilities:
Capital lease obligations - net of current portion	2,032,506	2,535,949

Commitments and Contingencies

Members' Equity:
Members' equity	5,807,364	4,582,348
Non-controlling interest	1,170,212	1,177,707
Total members' equity	6,977,576	5,760,055

Total Liabilities and Members' Equity	$12,742,667	$12,360,328

See notes to consolidated and combined financial statements.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Statements of Income
Nine Months Ended September 30,

	2010 (Unaudited)	2009 (Unaudited)
Revenues:
Patient service fees	$39,621,168	$35,211,362
Less: Contractual discounts	25,223,186	21,496,536
Total revenues	14,397,982	13,714,826

Operating Expenses:
Technical service payroll and related expenses	4,813,773	4,378,477
Radiology fees	1,703,228	1,827,432
Medical and film supplies	353,972	337,161
Rent expense	587,074	620,844
Equipment repairs and maintenance	544,329	500,571
Management fees	236,904	221,522
Provision for uncollectible accounts	581,304	995,762
Ambulatory care tax	380,788	342,036
General and administrative expenses	2,276,584	1,748,466
Depreciation	1,050,747	989,796
Total operating expenses	12,528,703	11,962,067

Income From Operations	1,869,279	1,752,759

Other Income (Expense):
Other income (expense)	29,228	(160,888)
Interest expense	(144,060)	(168,817)
Total Other Income (Expense)	(114,832)	(329,705)

See notes to consolidated and combined financial statements.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Statements of Income (Continued)
Nine Months Ended September 30,

	2010 (Unaudited)	2009 (Unaudited)

Net Income	1,754,447	1,423,054

Less: Net income attributable to non-controlling interest	213,283	214,830

Net Income attributable to Progressive Health and Affiliates, LLC	1,541,164	1,208,224

Members' Equity - Beginning of Year	4,582,348	4,884,881

Distributions to Members	(489,808)	(1,603,712)

Purchase of non-controlling interest	173,660	0

Members' Equity - End of Year	$5,807,364	$4,489,393

See notes to consolidated and combined financial statements.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Consolidated and Combined Statements of Cash Flows
Nine Months Ended September 30,

	2010 (Unaudited)	2009 (Unaudited)

Cash Flows From Operating Activities:
Net income	$1,541,164	$1,208,224
Adjustments to reconcile net income to net cash provided by operating activities -
Minority interests in net income of consolidated affiliates	213,283	214,830
Provision for uncollectible accounts	581,304	995,762
Depreciation	1,050,747	989,796
Changes in assets and liabilities -
(Increase) decrease in:
Accounts receivable	(1,076,800)	(1,726,520)
Prepaid expenses and other current assets	46,336	(265,000)
Deposits and other assets	43,425	169,982
Increase (decrease) in:
Accounts payable	(5,706)	145,996
Accrued expenses	168,216	294,925
Ambulatory fees payable	62,913	52,876
Management fees payable	236,376	204,456
Radiology fees payable	21,464	50,577
Net Cash Provided By Operating Activities	2,882,722	2,335,904

Cash Flows From Investing Activities:
Purchase of property and equipment	(105,266)	(990,016)
Repayments from (loans to) related parties	(322,321)	62,747
Net Cash Used In Investing Activities	(427,587)	(927,269)

Cash Flows From Financing Activities:
Payments of capital lease obligations	(745,445)	(578,795)
Borrowings from (payments to) line of credit - net	(573,000)	545,112
Redemption of minority interest	(47,118)	0
Distributions to members including minority interests	(489,808)	(1,603,712)
Net Cash Used In Financing Activities	(1,855,371)	(1,637,395)

See notes to consolidated and combined financial statements.

Consolidated and Combined Statements of Cash Flows (Continued)
Nine Months Ended September 30,

	2010 (Unaudited)	2009 (Unaudited)

Net Increase (Decrease) in Cash and Cash Equivalents	599,764	(228,760)

Cash and Cash Equivalents - Beginning of Period	572,663	530,933

Cash and Cash Equivalents - End of Period	$1,172,427	$302,173

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for - Interest	$144,060	$168,817

Supplemental Disclosure of Non-cash Investing and Financing Activities:
Acquisition of medical equipment through capital lease obligations	$0	$0

See notes to consolidated and combined financial statements.

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes to Unaudited Consolidated and Combined Financial Statements

1.	General

East Bergen Imaging, LLC was the initial operating company and was formed in 1998.  Subsequently, Progressive Health, LLC and Affiliates (“the Company”) was formed to own and manage additional medical diagnostic imaging centers and provide consulting services.  The Company’s medical imaging centers are located in New Jersey and Florida.  East Bergen Imaging, LLC operates as an independent imaging center with common ownership.

2.	Summary of Significant Accounting Policies

A)	Principles of Consolidation and Combination –

The accompanying consolidated and combined financial statements include the accounts of the following consolidated subsidiaries of Progressive Health, LLC:

•	Progressive Medical Imaging of Hackensack, LLC
•	Progressive Medical Imaging of Union City, LLC
•	Progressive Medical Imaging of Englewood Cliffs, LLC
•	Progressive Medical Imaging of Bloomfield, LLC
•	Progressive Medical Imaging of Yonkers, LLC
•	Progressive Medical Imaging of Rutherford, LLC
•	Progressive X-Ray of Englewood, LLC
•	W.R.S. Enterprises, LLC
•	Medicab, LLC
•	West Palm Imaging, LLC
•	Bergen Regional, LLC
•	West Palm Beach MRI, LLC
•	Rutherford Imaging, LLC
•	Progressive X-Ray of Kearny, LLC

The financial statements also include the combined accounts of East Bergen Imaging, LLC, an affiliated entity which is controlled by the members of Progressive Health, LLC.

All inter-company transactions and balances have been eliminated.

B)	Patient Service Revenues –

The patient service revenues consist of charges for magnetic resonance imaging (“MRI”), cat scans, x-ray, fluoroscopy, ultrasound, bone densitometry and other diagnostic services.  Such charges generally represent gross fees, which include the technical component of the charge for patient services for the facility and equipment usage, as well as the related radiologist fees.  Revenues are recorded at net realizable values, subject to contractual discounts.

 (Continued)

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

2.	Summary of Significant Accounting Policies (Continued)

C)	Cash and Cash Equivalents –

For the purpose of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

D)	Property and Equipment and Depreciation –

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the respective estimated service lives by use of the straight-line method over the estimated useful lives.  Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred.

E)	Investment in Limited Liability Company –

Limited liability company investment is accounted for using the equity method under which the Company’s share of the limited liability company profits and losses are included in income and the distributions received decrease the investment.  During 2007, West Palm Beach MRI, LLC was accounted for under the equity method.  During 2008, the Company acquired the controlling interest in West Palm Beach MRI, LLC.  In 2010, the Company acquired the remaining outstanding equity interest.  As a result, the Company has consolidated the accounts of West Palm Beach MRI, LLC.

In 2009, the company entered into a joint venture with Rutherford Imaging, LLC. The company has consolidated the accounts of Progressive Medical Imaging of Rutherford, LLC.

F)	Leases –

Leases that meet certain criteria evidencing substantive ownership are capitalized and the related capital lease obligations are included in current and long-term liabilities.  Amortization and interest are charged to expense, with rent payments being treated as payments of the capital lease obligations.  All other leases are accounted for as operating leases, with rent payments being charged to expense as incurred.

 (Continued)

 PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

2.	Summary of Significant Accounting Policies (Continued)

G)	Goodwill –

For the period ended September 30, 2010, the Company applied the provisions of Accounting Standards Codification Topic 350, “Intangibles: Goodwill and Other” (“ASC 350”) to the goodwill recorded upon the acquisition of a controlling interest in Rutherford Imaging, LLC.  The consideration paid for the entity was in excess of the underlying fair value of the net assets at the date of acquisition (See Note 12).  The difference in the consideration paid and the underlying fair value of the net assets was recorded as goodwill and is subject to an annual impairment assessment.  If the goodwill is considered to be impaired, it will be written down to fair value and a corresponding impairment loss will be recognized.  During the period ended September 30, 2010, there was no change in the carrying amount of goodwill.

H)	Income Taxes –

The Company is not subject to federal or state income taxes.  The members are taxed individually on their proportionate share of taxable income, whether or not distributed, and may be entitled to deduct their proportionate share of any losses.

Accounting Standards Codification Topic 740, “Income Taxes” (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  ASC 740 requires the evaluation of tax positions taken in the course of preparing the Company's tax returns to determine whether tax positions are “more likely-than-not” of being sustained by the applicable tax authority.  Tax benefits of positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.  The Company adopted ASC 740 effective January 1, 2009 and applied it to all open tax years as of the effective date.  The adoption had no material effect on the financial statements.  The Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2007.

I)	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Actual results could differ from those estimates.

J)	Reclassifications –

Certain accounts relating to the prior year have been restated to conform to the current year’s presentation.  The reclassifications have no effect on net income.

(Continued)

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

3.	Concentrations

The Company provides diagnostic services for patients through direct referrals from physicians, third party administrators and medical providers.

As of September 30, 2010 and December 31, 2009, the majority of the Company’s outstanding unsecured accounts receivable was due from insurance companies that provide health insurance coverage.  Payment of these receivables depends primarily upon the contractual arrangements with these third-party payers.

At times, the Company had cash deposits in excess of federally insured deposit limits.  As of September 30, 2010 and December 31, 2009, the Company’s uninsured cash balances were $965,559 and $ 268,937, respectively.

4.	Accounts Receivable

Accounts receivable generally represents charges for the technical component and outside physician radiology services.

Contractual discounts result when patient charges are generated under contractual arrangements with third-party insurance payers who do not pay full charges.  The difference between the Company's billing rates and the amount paid by the third-party payers, who contract for services, is a contractual discount.  Management writes off known contractual discounts at the time of service and provides for a reserve for any unknown discounts.

(Continued)

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

5.	Capital Lease Obligations

The Company leases certain medical equipment and leasehold improvements under capital and operating leases with a third-party lessor.

Capital lease obligations consist of the following:

	September 30,	December 31,
	2010	2009

Lease payable in monthly installments of $38,454, including interest at 6.00%, maturing in August 2010, secured by equipment.	$0	$300,823

Lease payable in monthly installments of $19,890, including interest at 6.898%, maturing in September 2013, secured by equipment.	848,159	979,480

Lease payable in monthly installments of $2,200, including interest at 6.782%, maturing in October 2013, secured by equipment.	95,791	110,307

Lease payable in monthly installments of $4,145, including interest at 8.085%, maturing in September 2014, secured by equipment.	169,529	195,670

Lease payable in monthly installments of $30,000 for 18 months and $34,000 for 42 months, including interest at 6.00%, maturing in January 2014, secured by equipment.	1,229,856	1,446,911

Lease payable in monthly installments of $7,529, including interest at 6.514%, maturing in October 2019, secured by equipment.	355,100	410,689
	2,698,435	3,443,880
Less: Current portion	(665,929)	(907,931)
Long-Term Capital Lease Obligations	$2,032,506	$2,535,949

(Continued)

 PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

6.	Capital Lease Obligations (Continued)

Future minimum payments required under the equipment leases as of September 30, 2010 are as follows:

2011	$822,100
2012	822,100
2013	1,071,666
2014	253,222
2015	8,273
Thereafter	0
Total minimum lease payments	2,977,361
Less: Amount representing interest	(278,926)
Present Value of Minimum Lease Payments	$2,698,435

7.	Commitments and Contingencies

Facility Leases –

The Company leases the facilities for its diagnostic imaging centers and outside film storage facilities.  The leases provide for varying rents and terms and, in certain instances, contain renewal options and escalation clauses.  Rent expense for the period ended September 30, 2010 and 2009 amounted to $587,074, and $620,844 respectively.

Future minimum payments required under the facilities leases as of September 30, 2010 are as follows:

2011	$589,675
2012	422,457
2013	345,830
2014	91,580
2015	32,422
Thereafter	0
Total Future Minimum Facilities Lease Payments	$1,481,964

(Continued)

 PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

7.	Commitments and Contingencies (Continued)

Equipment Repairs and Maintenance –

The Company has entered into contracts for the maintenance of its medical diagnostic equipment.  Future minimum payments required under the contracts as of September 30, 2010 are as follows:

2011	$589,088
2012	400,914
2013	372,315
2014	152,066
2015	137,678
Thereafter	361,436
Total Future Minimum Maintenance Contracts Payments	$2,013,497

8.	Line of Credit

As of December 31, 2009, the Company had a bank line of credit totaling $1,000,000 under which the Company could borrow at the rate of the LIBOR market index rate plus 1%.  The line expired on September 15, 2010 and was not renewed.  There was a balance of $573,000 outstanding under this line of credit at December 31, 2009.

9.	Variable Interest Entities

The Financial Accounting Standards Board Accounting Standards Codification (“the Codification”) requires the consolidation of certain “variable interest entities” under generally accepted accounting principles.  “The Codification” may require the consolidation of “variable interest entities” that the Company does not own a controlling interest in. The following entities have been identified as variable interest entities that are required to be consolidated with the Company.

W.R.S. Enterprises, LLC – This entity provides financing for property and equipment purchased by Progressive Health, LLC and Affiliates.  It had total assets of $322,980 and $308,765 at September 30, 2010 and December 31, 2009 and net income of $13,214 and $12,345 for the period ended September 30, 2010 and 2009, respectively.  The Company’s exposure to risk in connection with this entity relates to the entity’s potential need for capital to support its operations.

Medicab, LLC – This entity provides transportation services for Progressive Health, LLC and Affiliates.  It had total assets (not including amounts due from other centers) of $25,602 at September 30, 2010 and $1,693 at December 31, 2009 and a net loss of $35,362 and $40,796 for the period ended September 30, 2010 and 2009, respectively.  The Company’s exposure to risk in connection with this entity relates to the entity’s potential need for capital to support its operations.

 (Continued)

 PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

10.	Related Party Transactions

The Company advanced funds to entities owned by the managing members of Progressive Health, LLC and East Bergen Imaging, LLC.  The total outstanding from these entities at September 30, 2010 and December 31, 2009 was $343,373 and $25,856, respectively.  These advances are non-interest bearing and due on demand.

East Bergen Imaging, LLC pays management fees to Stellar Health, LLC and Medcon Consultants, Inc., which are entities owned by East Bergen Imaging, LLC’s managing members.  Such management fees amounted to $236,904 and $222,266 for the periods ended September 30, 2010 and 2009, respectively.

11.	Retirement Plans

The Company has a qualified pension plan which covers substantially all employees meeting certain eligibility requirements.  Participants may contribute a portion of their compensation to the plan, up to the maximum amount permitted under Section 401(k) of the Internal Revenue Code.  The Company will match participant contributions equal to 50% of the first 2% that is contributed to the Plan.  For the period ended September 30, 2010 and 2009, matching employer contributions of $25,302 and $34,467, respectively, were made.

12.	Redemption of Members

During 2009, a non-controlling interest member of West Palm Imaging, LLC resigned and his membership interest was purchased by the Company.

During 2010, the Company purchased non-controlling interests from members of Progressive Medical Imaging of Union City, LLC, W.R.S. Enterprises, LLC and West Palm Beach MRI, LLC.

 (Continued)

PROGRESSIVE HEALTH, LLC AND AFFILIATES

Notes To Unaudited Consolidated and Combined Financial Statements (Continued)

13.	Acquisitions

On January 1, 2009, the Company acquired a 50% managing member interest in Rutherford Imaging, LLC for no consideration.  The results of Rutherford Imaging, LLC operations have been included in the financial statements since acquisition date.  The following table summarizes the estimated fair values of the net assets acquired on January 1, 2009, the date of acquisition.

Cash overdraft	$(872)
Accounts receivables	395,428
Prepaid and other receivables	91,578
Property and equipment	1,529,022
Accounts payable and other liabilities	(533,596)
Capital lease obligations	(1,689,978)
Goodwill	208,418
Total Estimated Fair Value of Net Assets	$-

On July 26, 2010, the Company acquired the remaining 50% member interest in West Palm Beach MRI, LLC for $25,000.  As a result of the acquisition, the Company reclassified $173,660 of equity from the non-controlling interest to the Company.

14.	Goodwill

As indicated in Note 12, on January 1, 2009, the Company acquired a 50% managing member interest in Rutherford Imaging, LLC, which resulted in $208,418 of goodwill.  For the period ended September 30, 2010, the Company applied the provisions of Accounting Standards Codification Topic 350, “Intangibles: Goodwill and Other” (“ASC 350”) to the goodwill recorded upon acquisition.  ASC 350 requires the Company to evaluate goodwill on an annual basis for potential impairment.  During the period ended September 30, 2010, there was no change in the carrying amount of goodwill.

15.	Subsequent Events

We have evaluated subsequent events from September 30, 2010 through November 4, 2010, the date of the financial statement issuance, for disclosure.  Subsequent to period end, the Company entered into the following transactions:

Subsequent to the date of the financial statements, the Company and its remaining non-controlling interest holders sold the outstanding equity interests of Progressive Medical Imaging of Hackensack, LLC, Progressive Medical Imaging of Union City, LLC, Progressive Medical Imaging of Bloomfield, LLC, Progressive X-Ray of Englewood, LLC, Progressive X-Ray of Kearny, LLC and East Bergen Imaging, LLC to a third party.

Subsequent to the date of the financial statements, the Company sold its 50% managing member interest in Rutherford Imaging, LLC to a third party.